SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): September 24, 1999

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                                    06-1444203
 (State or other jurisdiction   (Commission File   (IRS Employer Identification
        of incorporation)           Number)                 Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

          AmeriServe Finance Trust and AmeriServe Capital Corporation, each of which are affiliates of AmeriServe Food Distribution, Inc., have successfully priced a private placement of $205,000,000 in senior secured notes at a coupon rate of 12%. The senior secured notes are expected to be issued at a 97.706% discount from the principal amount due at maturity.

          The senior secured notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

               - Not Applicable

(b)       Pro forma financial information.

               - Not Applicable

(c)       Exhibits.

               - None

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        NEBCO EVANS HOLDING
                                        COMPANY

                                        By:    /s/ Kevin J. Rogan
                                               --------------------------------
                                        Name:  Kevin J. Rogan
                                        Title: Senior Vice President,
                                                General Counsel and Secretary


Date:  September 24, 1999